Exhibit 10.24

EXECUTION VERSION

EIGHTH AMENDMENT TO

NOTE PURCHASE AGREEMENT

THIS EIGHT AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of May 3, 2002 (this “Eighth Amendment”), is entered into by and among WLFC FUNDING CORPORATION, as issuer (the “Issuer”), WILLIS LEASE FINANCE CORPORATION, as servicer (the “Servicer”), VARIABLE FUNDING CAPITAL CORPORATION, as a purchaser (“VFCC”), the Investors, FIRST UNION SECURITIES, INC., as deal agent (the “Deal Agent”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as liquidity agent (formerly known as First Union National Bank) (“WB”).  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Note Purchase Agreement, dated as February 11, 1999, as amended by a First Amendment, dated as of May 12, 1999, a Second Amendment, dated as of February 9, 2000, a Third Amendment, dated as of February 7, 2001, a Fourth Amendment, dated as of May 31, 2001, a Fifth Amendment, dated as of February 5, 2002, a Sixth Amendment, dated as of March 5, 2002 and a Seventh Amendment, dated as of April 5, 2002 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Amendments.

(a)           The definition of “Commitment Termination Date” in Section 1.1 of the Agreement is hereby modified, amended and restated to read in its entirety as follows:

“Commitment Termination Date: February 5, 2003 or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of the Purchases in accordance with the terms of Section 2.3(b).”

(b)           The following definition is hereby added in its entirety to Section 1.1 of the Agreement:

“Eighth Amendment Date: The date on which the Eighth Amendment to the Agreement shall become effective.”

(c)           Section 2.4(c) of the Note Purchase Agreement is deleted.

SECTION 2. Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Agreement shall remain in full force and effect.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Eighth Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Eighth Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Miscellaneous.

(a)           This Eighth Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)           The descriptive headings of the various sections of this Eighth Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)           This Eighth Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)           THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

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IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to the Agreement to be executed by their respective officers thereunto duly authorized as, of the date first above written.

THE ISSUER:	WLFC FUNDING CORPORATION

	By:	/s/ Donald A. Nunemaker
	Title:	DONALD A. NUNEMAKER EXECUTIVE VICE PRESIDENT CHIEF OPERATING OFFICER

THE SERVICER:	WILLIS LEASE FINANCE CORPORATION

	By:	/s/ Donald A. Nunemaker
	Title:	DONALD A. NUNEMAKER EXECUTIVE VICE PRESIDENT CHIEF OPERATING OFFICER

THE INVESTOR:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Bill A. Shirley
	Title:	BILL A.SHIRLEY SENIOR VICE PRESIDENT

Wachovia Bank, National Association
One First Union Center, TW-9
Charlotte, North Carolina 28288
Attention: Credit Administration
Facsimile No.: (704) 374-6355
Confirmation No.: (704) 374-4001

VFCC:	VARIABLE FUNDING CAPITAL CORPORATION

	By:	First Union Securities, Inc.,
as attorney-in-fact

	By:	/s/ Douglas R. Wilson
		Title:	DOUGLAS R. WILSON, SR. VICE PRESIDENT

Variable Funding Capital Corporation
c/o First Union Securities, Inc.
One First Union Center, TW-9
Attention: Conduit Administration
Facsimile No.: (704) 383-6036
Confirmation No.: (704) 383-9343

with a copy to:

Lord Securities Corp.
2 Wall Street, 19th Floor
New York, New York
Attention: Vice President
Facsimile No.: (212) 346-9012
Confirmation No.: (212) 346-9008

THE DEAL AGENT:	FIRST UNION SECURITIES, INC.

	By:	/s/ Daniel Miller
		Title:	DANIEL MILLER. DIRECTOR

First Union Securities, Inc.
One First Union Center, TW-9
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383-6036
Telephone No.: (704) 383-9343

THE LIQUIDITY AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Bill A. Shirley
	Title:	BILL A. SHIRLEY SENIOR VICE PRESIDENT

Wachovia Bank, National Association
One First Union Center, TW-9
Charlotte, North Carolina 28288
Attention; Credit Administration
Facsimile No.: (704) 374-6355
Telephone No.: (704) 374-4001